AXS Green Alpha ETF

(Ticker Symbol: NXTE)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated May 31, 2023 to the

Prospectus and Statement of Additional Information (“SAI”), each dated January 3, 2023.

Effective immediately, the AXS Green Alpha ETF (the “Fund”) will change the frequency of its income dividend payments from annually to quarterly. Accordingly, the paragraph under the heading entitled “Fund Distributions” beginning on page 18 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund pays out dividends from its net investment income quarterly and distributes its net capital gains, if any, to investors at least annually.

In addition, the first paragraph under the heading entitled “Dividends and Distributions – General Policies” beginning on page 53 of the SAI is deleted in its entirety and replaced with the following:

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributions of remaining net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

Please file this Supplement with your records.